TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Oppenheimer Developing Markets
Supplement dated May 4, 2007 to the Prospectus dated March 1, 2007, as previously supplemented
The following information supplements, amends and replaces the first and second paragraph on page 119 of the prospectus under the section “Portfolio Manager:”
The fund’s portfolio is managed by Justin Leverenz who is primarily responsible for the day-to-day management of the fund’s investments.
Justin Leverenz, CFA, joined Oppenheimer in July 2004 as a Vice President and Senior Analyst. Prior to joining Oppenheimer, Mr. Leverenz was the head of Equity Research in Taiwan and the Director of Pan-Asian Technology Research for Goldman Sachs. He also served as head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) and as a portfolio manager for Martin Currie Investment Managers in Scotland. In total, he has over 15 years of investment management and research experience, primarily focused on emerging markets. He holds an M.A. in International Economics and a B.A. in Chinese Studies and Political Economy from the University of California, San Diego.
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Investors Should Retain This Supplement for Future Use